                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        April 17, 2000
                                                -------------------------------





                         CLARK Material Handling Company
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               (Exact Name of Registrant as Specified in Charter)




          Delaware                   333-18957                 61-1312827
----------------------------      ----------------         -------------------
(State or Other Jurisdiction      (Commission File           (IRS Employer
   of Incorporation)                 Number)               Identification No.)











   172 Trade Street, Lexington, Kentucky                           40511
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (606) 288-1200
                                                   -----------------------------





--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)


                              (Page 1 of 6 Pages)

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On April 17, 2000, CLARK Material Handling Company (the "Company") and two of its wholly-owned subsidiaries, Blue Giant Corporation ("Blue Giant") and Hydrolectric Lift Trucks, Inc. ("HLT" and together with Blue Giant and the Company, the "Companies") filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "Court") (case no. 00-1730 (SLR)).

         At a hearing held on April 17, 2000, the Court entered a number of routine first day orders with respect to certain procedure matters and with respect to the matters necessary to allow the Companies to continue various ordinary course transactions relating to their businesses. Among other things, the Court granted the Companies authority to pay employees, to continue employee benefits, to pay certain critical vendors, to retain professionals and to assure utility companies assurance of payment for future utility services. The Court also approved, on an interim basis, a debtor-in-possession financing facility (the "DIP" Facility) to be provided by Congress Financial Corporation, the Company's pre-petition lender. The DIP Facility provides for interim financing of up to $45 million (subject to meeting certain availability requirements), including a $3 million term loan. The DIP Facility is secured by all assets of the Company and Blue Giant. If approved at the financial hearing on the DIP Facility, the DIP Facility will provide for up to $50 million in financing (subject to meeting certain availability requirements) including up to a $9 million term loan. The final hearing on the DIP Facility is scheduled for May 4, 2000.

ITEM 5. OTHER EVENTS

         On April 17, 2000, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS. The following exhibits are filed with this report:




EXHIBIT NUMBER                         DESCRIPTION
--------------                         -----------
    99.1           Press Release, dated April 17, 2000, issued by CLARK Material
                   Handling Company.





                              (Page 2 of 6 Pages)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CLARK Material Handling Company


Date: April 18, 2000                 By:    /S/ DOUGLAS P. BENNETT
                                        ----------------------------------------
                                        Name: Douglas P. Bennett
                                        Title: Vice President Finance and
                                               Chief Financial Officer



                              (Page 3 of 6 Pages)

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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                    DESCRIPTION                          PAGE
--------------                    -----------                          ----
   99.1           Press Release, dated April 17, 2000, issued by        5
                  CLARK Material Handling Company.


                              (Page 4 of 6 Pages)


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   CLARK
THE FORKLIFT.

                                                               APRIL 17, 2000
-----------------------------------------------------------------------------
                                  ANNOUNCEMENT
-----------------------------------------------------------------------------
                   CLARK MATERIAL HANDLING COMPANY FILES
                        FOR CHAPTER 11 REORGANIZATION


LEXINGTON, KY -- APRIL 17, 2000 -- In light of the ongoing adverse impact of CLARK Material Handling Company's high cost structure and leveraged capital position on the Company's operations, CLARK Material Handling Company today announced that it is implementing a series of actions designed to address these issues. CLARK and certain of its U.S. based subsidiaries have filed today voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code. Under the protection of Chapter 11 CLARK will now be in a position to have the time and opportunity to reorganize around its strengths so that it can continue as a leader in its markets worldwide.

CLARK also announced that it is shifting production and assembly of its forklift trucks from its Lexington, Kentucky plant to its facilities in Korea, Germany and Alabama in order to consolidate its manufacturing operations. In North America, the Company will maintain its world headquarters in Lexington as well as its parts business and its Sales and Marketing Group which supports its North American operations.

Dr. Martin M. Dorio, Jr., Chairman and Chief Executive Officer stated, "CLARK will continue to provide high quality products, parts and services to its dealers and customers. Within this context, CLARK has received commitments for debtor in possesssion financing of up to $45 million. The filing of Chapter 11 enables CLARK to cease interest payments on certain of its debt, including its publicly traded bonds, and affords CLARK time to work out a plan for restructuring and repaying its debt, while having protection from creditor and other lawsuits. We are confident that the consolidation will better enable us to provide dealers and our mutual customers with the outstanding quality they have come to expect from us at a competitive price."

"For CLARK's U.S. operations to have the opportunity to return to profitability, the consolidation is a necessary part of the process. We can lower our cost structure and reduce over capacity by closing the Lexington, KY plant. The Lexington plant's production and assembly of forklift trucks will shift to CLARK facilities in Korea, Germany, and Alabama. Specifically, the state-of-the-art facility in Korea will now produce CLARK's lines of high volume three and four wheel electric lift trucks. In Germany, where the Company produces electric and internal combustion lift trucks, CLARK will now also produce its pneumatic and cushion lines of four to seven ton internal combustion forklift trucks. In Alabama, where the Company produces hand and electric pallet trucks and tow tractors, CLARK will now also produce its ESM and NPR lines of reach trucks. Production of CLARK's large internal combustion and electric trucks will be outsourced to equally high quality manufacturers. The Kentucky plant will remain in operation through the remainder of this year."

                              (Page 5 of 6 Pages)

"The decision to close our Lexington facility, where we have deep roots and so many valued employees, is exceedingly painful. It is, however, absolutely necessary in light of our current over capacity, which translates into an unprofitably high cost structure. We simply could not continue operating as we have been."

"The closing of the Lexington plant is not a reflection on the capabilities and dedication of the employees that will be affected. Unfortunately, operating as we have been is no longer a competitive business model. We are making every effort to minimize the change on these employees and are heartened by the fact that the Lexington community is in the midst of strong economic growth."

"CLARK Material Handling Company has many strengths on which to build a solid plan of reorganization for its U.S. operations. We have a leading brand name. We have a well-positioned global organization. We have a strong management team. And we have a strong and knowledgeable network of independent dealers that we expect will continue to support our mutual customers."

"We beleive that with today's action, and the protection afforded by Chapter 11, together with the support of our employees, suppliers, creditors, dealers and customers, a successful reorganization plan can be developed and implemented to enable CLARK to emerge from this process as a financially healthy organization," Dr. Dorio stated.

The Chapter 11 petitions for relief were filed in Delaware.

In addition to CLARK Material Handling Company, the U.S. operating subsidiaries included under the filing are Blue Giant Corporation and Hydrolectric Lift Trucks, Inc.

          Contact Information: Bonnie Otto @ 606-367-4001
        Robert D. Siegfried, Kekst and Company -- 212-521-4832


                              (Page 6 of 6 Pages)